Exhibit 99.1

Gentherm and Modine Manufacturing Company Announce Additional Information in Connection with

Proposed Combination of Gentherm and Modine’s Performance Technologies Business

Modine sets record date for spin-off of Performance Technologies

Gentherm declares special cash dividend payable following completion of the transaction and conditioned on closing

NOVI, Mich., & RACINE, Wis., September 17, 2026 -- Gentherm (NASDAQ: THRM) (“Gentherm”) and Modine Manufacturing Company (NYSE: MOD) (“Modine”) today announced additional information in connection with the anticipated completion of the previously announced combination of Gentherm and Modine’s Performance Technologies business (the “Performance Technologies business”).

Under the terms of the transaction, Modine will spin off the Performance Technologies business, which is held by Platinum SpinCo Inc., a wholly owned subsidiary of Modine (“SpinCo”), through a distribution of SpinCo common stock to Modine shareholders. Immediately following the spin-off, Platinum Gold Merger Sub Inc., a wholly owned subsidiary of Gentherm, will merge with SpinCo (the “Merger”), completing the Reverse Morris Trust transaction.

The Modine Board of Directors has set the close of business on September 28, 2026, as the record date for the SpinCo distribution. The distribution of SpinCo common stock is expected to occur on October 1, 2026 (the “distribution date”), and the Merger is expected to be completed immediately following the SpinCo distribution on the same day.

In connection with the transaction, the Gentherm Board of Directors has declared a special cash dividend (the “Cash Dividend”), which Gentherm estimates will be an aggregate of $58,350,533, or an estimated $1.90 per share of Gentherm common stock. The Cash Dividend will be payable in cash on October 7, 2026, to Gentherm shareholders of record as of the close of business on September 28, 2026. Payment of the Cash Dividend is conditioned upon the closing of the Merger. Modine shareholders who receive shares of Gentherm common stock in the Merger will not be entitled to the Cash Dividend with respect to those shares of Gentherm common stock. If the Merger is not completed, the Cash Dividend will not be paid.

Exchange Ratio Adjustment and Related Actions

The merger agreement provides a mechanism for preserving the tax-free nature of certain aspects of the transaction for U.S. federal income tax purposes to Modine and Modine shareholders, while maintaining the economic allocation between the Modine shareholders and the Gentherm shareholders set forth in the merger agreement. The mechanism includes the potential adjustment of the exchange ratio to be used at closing to determine the number of shares of Gentherm common stock to be issued for each share of SpinCo common stock. The amount of the adjustment to the exchange ratio depends principally on the extent to which the same persons are treated for U.S. federal income tax purposes as holding both Gentherm common stock and SpinCo common stock immediately prior to the Merger. As previously disclosed, the adjustment is not intended to impact the negotiated relative equity values of Gentherm and the Performance Technologies business in connection with the merger, and accordingly the adjustment is expected to have a neutral effect on the economics of the transaction.

Trading in Modine’s and Gentherm’s common stock since the date of the merger agreement has decreased the overlapping ownership described above and, accordingly, the parties expect the exchange ratio will be increased under the adjustment provisions in the merger agreement. As a result of the increase in the exchange ratio, the parties expect that Gentherm will issue approximately 2,902,466 additional shares of Gentherm common stock in the Merger. To offset the value of the issuance of additional shares of Gentherm common stock in the Merger:

1.	The cash distribution to be paid by SpinCo to Modine prior to the Merger will be reduced from $210 million to $159 million; and

2.	Gentherm will pay the Cash Dividend of approximately $58,350,533 in the aggregate, or approximately $1.90 per share, to its shareholders.

Based on the expected increase in the exchange ratio and the number of fully diluted shares of Gentherm common stock of 31,230,226 as of September 16, 2022, immediately after the Merger closing, Gentherm shareholders immediately prior to the closing are expected to own approximately 56.4% of the combined company and the former holders of SpinCo common stock immediately prior to the closing are expected to own approximately 43.6% of the combined company, without taking into account any overlapping shareholder ownership.

The final exchange ratio, the final number of shares of Gentherm common stock to be issued in the Merger, the final amount of the reduction in the cash distribution to Modine and the final aggregate and per share amounts of the Cash Dividend will be determined in connection with the closing of the Merger and may differ from the estimates described above. The final exchange ratio, and the number of shares of Gentherm common stock issuable in respect of each share of Modine common stock will be announced by press release and Current Reports on Form 8-K filed by Gentherm and Modine on or promptly following the closing date.

SpinCo Distribution and Conversion of SpinCo Shares in the Merger

Each Modine shareholder will receive one share of SpinCo common stock for each share of Modine common stock they hold as of the record date for the SpinCo distribution, and each share of SpinCo common stock will automatically convert in the Merger into the right to receive a number of shares of Gentherm common stock equal to the exchange ratio.

Modine shareholders do not need to pay any consideration, exchange or surrender their Modine common stock or take any other action to receive the Gentherm common stock in the transaction, other than to hold Modine common stock as of the September 28, 2026 record date for the SpinCo distribution. Shares of Gentherm common stock will be delivered in book-entry form as promptly as practicable following the closing. No fractional shares of Gentherm common stock will be issued. Instead, fractional shares that Modine shareholders would otherwise be entitled to receive will be aggregated and sold in the open market, and the net cash proceeds, after deducting brokerage charges, commissions and applicable taxes, will be distributed on a pro rata basis to the shareholders otherwise entitled to them.

Following the closing of the transaction, Modine shareholders will continue to hold, along with the shares of Gentherm common stock received in the combination, the same number of shares of Modine common stock they held immediately prior to the close of the transaction.

Closing Conditions

Modine received a favorable Private Letter Ruling from the Internal Revenue Service regarding matters relating to the U.S. federal income tax consequences of the transaction, and at Gentherm’s special meeting of shareholders held on September 10, 2026, Gentherm shareholders approved the issuance of shares of Gentherm common stock in the Merger and an amendment to Gentherm’s Articles of Incorporation to increase the number of authorized shares of Gentherm common stock.

The closing of the transaction is subject to the satisfaction or waiver of the other closing conditions specified in the transaction agreements including, among others, consummation of the SpinCo financing, the continued validity of the Private Letter Ruling, Modine’s receipt of a solvency opinion and approval for listing on the Nasdaq Stock Market of the shares of Gentherm common stock to be issued in the transaction. If these conditions are not satisfied or waived, the distribution date may be postponed and a new record date for the SpinCo distribution may be set, in which case the due bill period described below would be adjusted accordingly. A new record date for the Cash Dividend may also be set. There can be no assurance that the distribution and the combination will be completed on the anticipated timeline or at all.

Trading Information

Modine has been advised by the New York Stock Exchange (the “NYSE”) that, beginning on September 28, 2026 and continuing through and including the closing date of the transaction, which is anticipated to be October 1, 2026, shares of Modine common stock will trade with “due bills” representing the right to receive the SpinCo common stock distribution (which shares of SpinCo common stock would be converted into shares of Gentherm common stock as a result of the transaction on the closing date of the transaction).

Due bills are expected to be removed, and Modine common stock is expected to begin trading without the entitlement to receive the SpinCo common stock distribution or the shares of Gentherm common stock, on October 2, 2026 (the “ex-spin date”), which is the first trading day following the anticipated closing date. Trades in Modine common stock executed with due bills attached are expected to settle on October 2, 2026. Modine has been advised by the NYSE that the last sale price of Modine common stock will be adjusted on the ex-spin date to reflect the value of the shares of Gentherm common stock distributable in respect of each share of Modine common stock.

Modine shareholders who sell shares of Modine common stock in the “regular way” market (that is, with due bills attached) on or after September 28, 2026 and on or before the closing date of the transaction will also sell their right to receive shares of Gentherm common stock in the transaction, even if they held Modine common stock at the close of business on the record date. Modine has been advised by the NYSE that no “ex-distribution” market in Modine common stock will be available prior to the closing date.

In all cases, investors should consult with their financial and tax advisors regarding the specific implications of selling shares of Modine common stock, including implications for the right to receive shares of SpinCo common stock as a result of the distribution as well as shares of Gentherm common stock as a result of the combination of SpinCo with Gentherm.

About Gentherm

Gentherm (NASDAQ: THRM) is a global market leader of innovative thermal management and pneumatic comfort technologies. Automotive products include Climate Control Seats (CCS®), Climate Control Interiors (CCI™), Lumbar and Massage Comfort Solutions, and Valve Systems. Medical products include patient temperature management systems. Gentherm is also developing a number of new technologies and products that will help enable improvements to existing products and to create new product applications for existing and new markets. Gentherm has more than 14,000 employees in facilities across 13 countries. In 2025, the company recorded annual sales of approximately $1.5 billion and secured $2.2 billion in automotive new business awards. For more information, go to www.gentherm.com.

About Modine

For more than 100 years, Modine has solved the toughest thermal management challenges for mission-critical applications. Our purpose of Engineering a Cleaner, Healthier World™ means we are always evolving our portfolio of technologies to provide the latest heating, cooling, and ventilation solutions. Through the hard work of more than 13,000 employees worldwide, our businesses advance our purpose with systems that improve air quality, reduce energy and water consumption, lower harmful emissions, enable cleaner running vehicles, and use environmentally friendly refrigerants. Modine is a global company headquartered in Racine, Wisconsin (U.S.), with operations in North America, South America, Europe, and Asia. For more information about Modine, visit www.modine.com.

No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction between Modine and Gentherm (the “Proposed Transaction”), the parties have filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including, among other filings, a registration statement on Form S-4 filed by Gentherm (the “Form S-4”), which was declared effective by the SEC and includes a definitive proxy statement/prospectus of Gentherm, which has been mailed to shareholders of Gentherm, and a registration statement on Form 10 (the “Form 10”) filed by SpinCo, which was declared effective by the SEC, that incorporates by reference certain portions of the Form S-4 and serves as an information statement/prospectus in connection with the spin-off of SpinCo from Modine. INVESTORS AND SECURITY HOLDERS OF GENTHERM AND MODINE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GENTHERM, MODINE, SPINCO, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Form S-4 and the proxy statement/prospectus and other documents filed with the SEC by Gentherm, SpinCo or Modine through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Gentherm are available free of charge on Gentherm’s website at gentherm.com under the tab “Investors & Media” and under the heading “Financial Info” and subheading “SEC Filings.” Copies of the documents filed with the SEC by Modine and SpinCo are available free of charge on Modine’s website at modine.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.”

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Proposed Transaction among Gentherm, Modine and SpinCo. These forward-looking statements may be identified by the words “believe,” “feel,” “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing of the Proposed Transaction, the amount of the cash distribution to be received by Modine and the amount of the Cash Dividend to be paid to Gentherm shareholders, and ownership of the combined company following the closing of the Proposed Transaction are forward-looking statements.

These forward-looking statements are based on Gentherm’s and Modine’s current expectations and are subject to risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Gentherm’s and Modine’s control. None of Gentherm, Modine, SpinCo or any of their respective directors, executive officers, advisors or representatives make any representation or provide any assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Gentherm, Modine or the combined business. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements, including developments that could have a material adverse effect on Gentherm’s and Modine’s businesses and the ability to successfully complete the Proposed Transaction and realize its benefits. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) that one or more closing conditions to the Proposed Transaction may not be satisfied or waived, on a timely basis or otherwise; (2) the risk that the Proposed Transaction may not be completed on the terms or in the time frame expected by Gentherm, Modine and SpinCo, or at all, in which case, the Cash Dividend will not be paid, and the risk that the final aggregate and per share amounts of the Cash Dividend, the final reduction in the cash distribution to Modine and the final number of additional shares of Gentherm common stock issued in the Merger differ from the estimates described in this release; (3) unexpected costs, charges or expenses resulting from the Proposed Transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the Proposed Transaction; (5) failure to realize the anticipated benefits of the Proposed Transaction, including as a result of delay in completing the Proposed Transaction or integrating the businesses of Gentherm and SpinCo, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the Proposed Transaction; (10) the risk that shareholder litigation in connection with the Proposed Transaction or other litigation, settlements or investigations may affect the timing or occurrence of the Proposed Transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies, including those policies with respect to tariffs; (13) actions by third parties, including government agencies; (14) the risk that the anticipated tax treatment of the Proposed Transaction is not obtained; (15) the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of Modine; (16) risks related to the disruption of management time from ongoing business operations due to the pendency of the Proposed Transaction, or other effects of the pendency of the Proposed Transaction on the relationship of any of the parties to the Proposed Transaction with their employees, customers, suppliers, or other counterparties; and (17) other risk factors detailed from time to time in Gentherm’s and Modine’s reports filed with the SEC, including Gentherm’s and Modine’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that are filed with the SEC in connection with the Proposed Transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this press release. None of Gentherm, Modine or SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Contacts

Gentherm:

Investor Contact

Gregory Blanchette

investors@gentherm.com

248.308.1702

Media Contact

Haley Baur

media@gentherm.com

248.289.9711

Modine:

Investor Contact

Kathleen Powers

(262) 636-1687

kathleen.t.powers@modine.com

Media Contacts

Adam Pollack / Sharon Stern

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

ModineMedia-JF@joelefrank.com